SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



         Date of Report (Date of earliest event reported): December 22,
         1996


                          MERCANTILE BANCORPORATION INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




                Missouri                  1-11792          43-0951744
         ------------------------      ------------   -------------------
         (State of Incorporation)      (Commission       (IRS Employer
                                       File Number)   Identification No.)




                P.O. Box 524, St. Louis, Missouri                63166-0524
         -----------------------------------------------         ----------
         (Address of principal executive offices)                 Zip Code



                                  (314) 425-2525
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT


         ITEM 5.   OTHER EVENTS.

              On December 22, 1996, Mercantile Bancorporation, a corporation organized and existing under the laws of the State of Missouri ("Mercantile"), and Roosevelt Financial Group, Inc., a corporation organized and existing under the laws of the State of Delaware ("Roosevelt"), and each registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and as a registered savings and loan holding company under the Home Owners' Loan Act, as amended, entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which Roosevelt will be merged with and into Ameribanc, Inc., a Missouri corporation and a wholly owned subsidiary of Mercantile (the "Merger"). The Executive Committee of the Board of Directors of Mercantile and the Board of Directors of Roosevelt approved the Merger at their meetings held on December 17 and December 22, 1996, respectively.

              In accordance with the terms of the Merger Agreement, each share of Roosevelt common stock, par value $.01 per share ("Roosevelt Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be con-verted into the right to receive, at the election of the holder thereof as provided in the Merger Agreement, either (i) 0.4211 of a share (the "Exchange Ratio") of Mercantile common stock, par value $5.00 per share ("Mercantile Common Stock"), and the associated preferred share purchase rights under Mercantile's Rights Agreement, dated May 23, 1988, or (ii) $22.00 in cash, provided that the aggregate number of shares of Mercantile Common Stock that shall be issued in the Merger (the "Stock Amount") shall, subject to allocation procedures set forth in the Merger Agreement, not exceed 13,042,110 shares less the number of shares of Mercantile Common Stock issuable upon exercise of Roosevelt stock options or restricted stock outstanding as of the Effective Time.

              The Merger is intended to constitute a tax-free reorganiza-tion under the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.

              Consummation of the Merger is subject to various conditions, including: (i) receipt of approval by the shareholders of Roosevelt of appropriate matters relating to the Merger Agreement and the Merger; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary; (iii) receipt by each of Mercantile and Roosevelt of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (iv) registration of the shares of Mercantile Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "1933 Act") and all





         applicable state securities laws; (v) conversion or redemption of all outstanding shares of Class I serial preferred stock, par value $.01 per share, and Class II serial preferred stock, no par value, of Roosevelt, in each case in accordance with the terms of the related certificate of designation; and (vi) satisfaction of certain other conditions. All of the directors of Roosevelt, who in the aggregate have voting power over approximately 2.3% of the outstanding shares of Roosevelt Common Stock, based upon 44,147,886 shares of Roosevelt Common Stock outstanding as of December 20, 1996, as represented by Roosevelt, have agreed with Mercantile to vote all such shares of Roosevelt Common Stock to approve the Merger and not to sell any of such shares, other than pursuant to the Merger, without Mercantile's consent.

              The Merger Agreement and the transactions contemplated thereby will be submitted for approval at a meeting of the share-holders of Roosevelt. Prior to such meeting, Mercantile will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the Mercantile stock to be issued in the Merger. Such shares of Mercantile stock will be offered to Roosevelt shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.

              The preceding description of the Merger Agreement is quali-fied in its entirety by reference to the copy of the Merger Agree-ment included as Exhibit 2.1 hereto and which is hereby incorpo-rated herein by reference.

              In connection with the Merger Agreement, Mercantile and Roosevelt entered into a Stock Option Agreement, dated December 22, 1996 (the "Stock Option Agreement"), pursuant to which Roosevelt granted to Mercantile an irrevocable option to purchase, under certain circumstances, up to 8,785,429 authorized and unissued shares of Roosevelt Common Stock at a price, subject to certain adjustments, of $18.125 per share (the "Mercantile Option"). The Mercantile Option, if exercised, would equal, before giving effect to the exercise of the Mercantile Option, 19.9% of the total number of shares of Roosevelt Common Stock outstanding. The Mercantile Option was granted by Roosevelt as a condition and inducement to Mercantile's willingness to enter into the Merger Agreement. Under certain circumstances, Roosevelt may be required to repurchase the Mercantile Option or the shares ac-quired pursuant to the exercise of the Mercantile Option.

              The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as Exhibit 2.2 hereto and which is hereby incorporated herein by reference.





         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits
                   --------

         Exhibit   Description
         -------   -----------

         2.1 Agreement and Plan of Reorganization, dated December 22, 1996, by and between Mercantile Bancorporation Inc. and Roosevelt Financial Group, Inc.

         2.2 Stock Option Agreement, dated December 22, 1996, by and between Mercantile Bancorporation Inc., as grantee, and Roosevelt Financial Group, Inc., as issuer.

         99 Text of joint press release, dated December 23, 1996, issued by Mercantile Bancorporation Inc. and Roosevelt Financial Group, Inc.






                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          MERCANTILE BANCORPORATION INC.
                                          (Registrant)
                                          ------------

                                          By:  /s/ Jon W. Bilstrom
                                               -----------------------
                                               Jon W. Bilstrom
                                               General Counsel and
                                                 Secretary





         Dated: December 30, 1996






                                   EXHIBIT INDEX

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

         2.1 Agreement and Plan of Reorganization, dated December 22, 1996, by and between Mercantile Bancorporation Inc. and Roosevelt Financial Group, Inc.

         2.2 Stock Option Agreement, dated December 22, 1996, by and between Mercantile Bancorporation Inc., as grantee, and Roosevelt Financial Group, Inc., as issuer.

         99 Text of joint press release, dated December 23, 1996, issued by Mercantile Bancorporation Inc. and Roosevelt Financial Group, Inc.